SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2004

Wells Real Estate Fund III, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-18407	58-1800833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund III, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated July 1, 2004 to provide the required pro forma financial statements relating to the sales of Brookwood Grill and 880 Holcomb Bridge on July 1, 2004, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following unaudited pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 Current Report on Form 8-K:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the six months ended June 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND III, L.P.
(Registrant)

By:	WELLS CAPITAL, INC.
General Partner

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
Leo F. Wells, III
General Partner

Date: September 14, 2004

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WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund III, L.P. (the “Registrant”) included in its annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the six months ended June 30, 2004.

The following unaudited pro forma balance sheet as of June 30, 2004 has been prepared to give effect to the sales of Brookwood Grill and 880 Holcomb Bridge (collectively the “Holcomb Bridge Properties”) as if the dispositions and distribution of net proceeds therefrom occurred on June 30, 2004. Brookwood Grill was 100% owned by Fund II and Fund III Associates (“Fund II-III Associates”), a joint venture between Fund II and Fund II-OW and the Registrant. Fund II and Fund II-OW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. The Registrant holds an equity interest of approximately 37.7% in Fund II-III Associates. 880 Holcomb Bridge was 100% owned by Fund II, III, VI and VII Associates (“Fund II-III-VI-VII Associates”), a joint venture between Fund II and Fund II-OW, Wells Real Estate Fund VI, L.P., Wells Real Estate Fund VII, L.P. and the Registrant. The Registrant holds an equity interest of approximately 8.8% in Fund II-III-VI-VII Associates.

The following unaudited pro forma statements of operations for the year ended December 31, 2003 and six months ended June 30, 2004 have been prepared to give effect to the sales of the Stockbridge Village Shopping Center (“Prior Disposition”) and the Holcomb Bridge Properties as if the dispositions occurred on January 1, 2003. Fund III and Fund IV Associates, a joint venture between the Registrant and Wells Real Estate Fund IV, L.P., sold the Stockbridge Village Shopping Center on April 29, 2004. The Registrant holds an equity interest of approximately 57.2% in Fund III and Fund IV Associates, which owned 100% of the Stockbridge Village Shopping Center. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Holcomb Bridge Properties if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or actual results that would have been achieved had the disposition of the Holcomb Bridge Properties and the Stockbridge Village Shopping Center been consummated on January 1, 2003.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$5,445,400	$(1,025,925	)(b)	$4,419,475
Cash and cash equivalents	8,135,901	1,491,990	(c)	9,627,891
Due from joint ventures	256,389	0		256,389

Total assets	$13,837,690	$466,065		$14,303,755

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$15,884	$0		$15,884

Partners’ capital:
Limited partners:
Class A – 19,635,965 units outstanding	13,351,115	395,866	(d)	13,746,981
Class B – 2,544,540 units outstanding	470,691	70,199	(d)	540,890
General partners	0	0		0

Total partners’ capital	13,821,806	466,065		14,287,871

Total liabilities and partners’ capital	$13,837,690	$466,065		$14,303,755

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the period ended June 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Holcomb Bridge Properties ($466,065) less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Holcomb Bridge Properties ($1,491,990). The Registrant’s gain was reduced by approximately $14,111 related to a rental guarantee for certain space at 880 Holcomb Bridge. Additional gain will be recognized monthly to the extent that the space subject to the guarantee leases or remains leased up to $8,888 per month for a period of 18 months.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund II-III Associates and Fund II-III-VI-VII Associates as a result of the sale of the Holcomb Bridge Properties.
(d)	Reflects the Registrant’s proportionate share of the immediate pro forma gain recognized on the sale of the Holcomb Bridge Properties. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Disposition		Holcomb Bridge Properties		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES	$111,833	$(649,592	)(b)	$(80,151	)(c)	$(617,910)

EXPENSES:

Partnership administration	85,446	0		0		85,446
Legal and accounting	50,975	0		0		50,975
Other general and administrative	8,852	0		0		8,852

Total expenses	145,273	0		0		145,273

OTHER INCOME	23,278	0		0		23,278

LOSS FROM CONTINUING OPERATIONS	$(10,162)	$(649,592)		$(80,151)		$(739,905)

LOSS FROM CONTINUING OPERATIONS ALLOCATED TO:
CLASS A LIMITED PARTNERS	$(10,162)	$(649,592)		$(80,151)		$(739,905)

CLASS B LIMITED PARTNERS	$0	$0		$0		$0

LOSS FROM CONTINUING OPERATIONS PER LIMITED PARTNER UNIT:
CLASS A	$(0.00)					$(0.04)

CLASS B	$0.00					$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	19,635,965					19,635,965

CLASS B	2,554,540					2,554,540

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity income of Fund III-IV Associates earned by the Registrant related to the Stockbridge Village Shopping Center for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity income of Fund II-III Associates and Fund II-III-VI-VII Associates earned by the Registrant related to the Holcomb Bridge Properties for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Holcomb Bridge Properties if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Disposition		Holcomb Bridge Properties		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$2,792,684	$(2,848,629	)(b)	$(51,119	)(c)	$(107,064)

EXPENSES:

Partnership administration	71,972	0		0		71,972
Legal and accounting	20,165	0		0		20,165
Other general and administrative	3,636	0		0		3,636

Total expenses	95,773	0		0		95,773

OTHER INCOME	5,193	0		0		5,193

NET INCOME (LOSS)	$2,702,104	$(2,848,629)		$(51,119)		$(197,644)

INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$2,142,599	$(2,322,244)		$(62,490)		$(242,135)

CLASS B LIMITED PARTNERS	$559,505	$(526,385)		$11,371		$44,491

INCOME (LOSS) PER LIMITED PARTNER UNIT:
CLASS A	$0.11					$(0.01)

CLASS B	$0.22					$0.02

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	19,635,965					19,635,965

CLASS B	2,554,540					2,554,540

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the six months ended June 30, 2004.
(b)	Reflects equity income of Fund III and Fund IV Associates earned by the Registrant related to the Stockbridge Village Shopping Center for the period January 1, 2004 to April 29, 2004 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity income of Fund II-III Associates and Fund II-III-VI-VII Associates earned by the Registrant related to the Holcomb Bridge Properties for the six months ended June 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Holcomb Bridge Properties if the transaction had occurred on January 1, 2003.

See accompanying notes.

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